Other commitments, contingent liabilities and contingent assets	12 Months Ended
Dec. 31, 2019
Disclosure of other provisions [abstract]
Disclosure of other provisions, contingent liabilities and contingent assets [text block]

24 Other commitments, contingent liabilities and contingent assets

Contractual commitments

Equinor had contractual commitments of USD 5,205 million at 31 December 2019. The contractual commitments reflect Equinor's proportional share and mainly comprise construction and acquisition of property, plant and equipment as well as committed investments/funding or resources in equity accounted entities.

As a condition for being awarded oil and gas exploration and production licences, participants may be committed to drill a certain number of wells. At the end of 2019, Equinor was committed to participate in 38 wells, with an average ownership interest of approximately 44%. Equinor's share of estimated expenditures to drill these wells amounts to USD 663 million. Additional wells that Equinor may become committed to participating in depending on future discoveries in certain licences are not included in these numbers.

Other long-term commitments

Equinor has entered into various long-term agreements for pipeline transportation as well as terminal use, processing, storage and entry/exit capacity commitments and commitments related to specific purchase agreements. The agreements ensure the rights to the capacity or volumes in question, but also impose on Equinor the obligation to pay for the agreed-upon service or commodity, irrespective of actual use. The contracts' terms vary, with durations of up to 2044.

Take-or-pay contracts for the purchase of commodity quantities are only included in the table below if their contractually agreed pricing is of a nature that will or may deviate from the obtainable market prices for the commodity at the time of delivery.

Obligations payable by Equinor to entities accounted for in the Equinor group using the equity method are included in the table below with Equinor’s full proportionate share. For assets (such as pipelines) that are included in the Equinor accounts through joint operations or similar arrangements, and where consequently Equinor’s share of assets, liabilities, income and expenses (capacity costs) are reflected on a line-by-line basis in the Consolidated financial statements, the amounts in the table include the net commitment payable by Equinor (i.e. Equinor’s proportionate share of the commitment less Equinor's ownership share in the applicable entity).

The table below includes USD 3,009 million related to the non-lease components of lease agreements reflected in the accounts according to IFRS 16, as well as leases not yet commenced. The latter includes approximately USD 300 million related to crude tankers to be applied in future under Equinor’s long-term charter agreement with Teekay over the lifetime of producing fields in the North Sea.

Nominal minimum other long-term commitments at 31 December 2019:

(in USD million)

2020	2,165
2021	2,082
2022	1,845
2023	1,581
2024	1,279
Thereafter	4,518

Total	13,470

Guarantees

Equinor has guaranteed for its proportionate share of an associate’s long-term bank debt, payment obligations under contracts, and certain third-party obligations. The total amount guaranteed at year-end 2019 is USD 1,2 billion. The book value of the guarantees are immaterial.

Contingent liabilities and contingent assets

Redetermination process for Agbami field

Through its ownership in OML 128 in Nigeria, Equinor is a party to an ownership interest redetermination process for the Agbami field, which will reduce Equinor’s ownership interest. A non-binding agreement for settlement of the redetermination was reached during the fourth quarter of 2018. The parties to the non-binding agreement have continued to work towards a final settlement and agreed-upon ownership percentage adjustment during 2019. Equinor’s provision for the best estimate of the impact of the redetermination process as of year-end 2019 amounts to USD 853 million. During 2019 the provision has been reclassified from long term Provisions to short term Trade and other payables in the Consolidated balance sheet, due to expectations that there will be a cash outflow in the process within a year. The impact of the redetermination process on the Consolidated statement of income was immaterial in 2019.

Price review arbitration

Some long-term gas sales agreements contain price review clauses, which in certain cases lead to claims subject to arbitration. The range of exposure related to ongoing arbitration has been estimated to approximately USD 1.3 billion for gas delivered prior to year-end 2019. Based on Equinor’s assessment, no provision is included in the Consolidated financial statements at year-end 2019. The timing of resolution is uncertain but is estimated to 2020. Price review arbitration related changes in provisions throughout 2019 are immaterial and have been reflected in the Consolidated statement of income as adjustments to revenue from contracts with customers.

Deviation notices from Norwegian tax authorities

In the fourth quarter of 2019, Equinor received a draft decision from Norwegian tax authorities in the matter related to internal pricing on certain transactions between Equinor Service Center Belgium (ESCB) and Equinor ASA. The main issue in this matter relates to ESCB’s capital structure and its compliance with the arm length’s principle. The draft decision covers the fiscal years 2012 to 2016 and represents an exposure of approximately USD 180 million. Equinor is currently evaluating the draft decision and will respond to the tax authorities. It continues to be Equinor’s view that arm’s length pricing has been applied and that the group has a strong position, and at year-end 2019 no amounts have consequently been provided for this matter in the accounts.

In February 2018, Equinor received a notice of deviation from Norwegian tax authorities related to an ongoing dispute regarding the level of Research & Development cost to be allocated to the offshore tax regime. The maximum exposure in this matter is estimated to approximately USD 500 million. Equinor has provided for its best estimate in the matter.

A dispute between the Federal Government of Nigeria and the Governments of Rivers, Bayelsa and Akwa Ibom States in Nigeria

In October 2018, Supreme Court of Nigeria rendered a judgement in a dispute between the Federal Government of Nigeria and the Governments of Rivers, Bayelsa and Akwa Ibom States in favour of the latter. The Supreme Court judgement provides for potential retroactive adjustment of certain production sharing contracts in favour of the Federal Government, including OML 128 (Agbami). Equinor sees no merit to the case. No provision has been made for this matter.

Dispute concerning termination of a long-term contract for the drilling rig COSL Innovator

In January 2020, Equinor on behalf of the Troll licence signed a settlement agreement with COSL Offshore Management AS in the dispute over the 2016 termination of the long-term contract for the rig COSL Innovator. Equinor’s share of the agreed settlement payment amounts to USD 57.5 million, which has been reflected in Operating expenses in the E&P Norway segment in 2019.

Dispute with Brazilian tax authorities

Brazilian tax authorities have issued an updated tax assessment for 2011 for Equinor’s Brazilian subsidiary which was party to Equinor’s divestment of 40% of the Peregrino field to Sinochem at that time. The assessment disputes Equinor’s allocation of the sale proceeds between entities and assets involved, resulting in a significantly higher assessed taxable gain and related taxes payable in Brazil. Equinor disagrees with the assessment and has provided responses to this effect. The ongoing process of formal communication with the Brazilian tax authorities, as well as any subsequent litigation that may become necessary, may take several years. No taxes will become payable until the matter has been finally settled. Equinor is of the view that all applicable tax regulations have been applied in the case and that the group has a strong position. No amounts have consequently been provided for in the accounts.

Suit for an annulment of Petrobras’ sale of the interest in BM-S-8 to Equinor

In March 2017, the Union of Workers of Oil Tankers of Sergipe (Sindipetro) filed a class action suit against Petrobras, Equinor, and ANP - the Brazilian Regulatory Agency - to seek annulment of Petrobras’ sale of the interest and operatorship in BM-S-8 to Equinor, which was closed in November 2016 after approval by the partners and authorities. There was also an injunction request to suspend the assignment which was granted in April 2017 by a federal judge and was subsequently lifted by the Federal Regional Court. The cases are progressing through the court system. At the end of 2019 the acquired interest remains in Equinor’s balance sheet as intangible assets of the Exploration & Production International (E&P International) segment. For further information about Equinor’s acquisitions and divestments in BM-S-8, reference is made to note 4 Acquisitions and disposals

ICMS indirect tax (Imposto sobre Circulaçao de Mercadorias - Tax on the Circulation of Goods and Certain Services)

In Brazil, the State of Rio de Janeiro in 2015 published a law whereby crude oil extraction as of March 2016 would be subject to a 20% ICMS indirect tax (Imposto sobre Circulaçao de Mercadorias - Tax on the Circulation of Goods and Certain Services). Equinor, in line with other affected international peer companies, are of the opinion that this tax is unconstitutional, and have initiated legal processes concerning the matter in the legal system of the State of Rio de Janeiro, with favorable decisions so far. The Brazilian Industry Association also filed a suit with the Federal Supreme Court of Brazil challenging the law’s constitutionality. Due to the ongoing production from the Peregrino field, and more recently also from the Roncador field, Equinor’s downside exposure in connection with this case is increasing, and at year-end 2019 amounted to approximately USD 700 million. Equinor is of the opinion that the group has a strong position in the case, and no amounts have consequently been provided for this issue in the accounts. The timing of the final resolution of this matter cannot be ascertained with sufficient certainty, but the process may be expected to take several years. No payment of the ICMS will become due until a court decision is rendered declaring this law to be constitutional.

Other claims

During the normal course of its business, Equinor is involved in legal proceedings, and several other unresolved claims are currently outstanding. The ultimate liability or asset, in respect of such litigation and claims cannot be determined at this time. Equinor has provided in its Consolidated financial statements for probable liabilities related to litigation and claims based on its best estimate. Equinor does not expect that its financial position, results of operations or cash flows will be materially affected by the resolution of these legal proceedings. Equinor is actively pursuing the above disputes through the contractual and legal means available in each case, but the timing of the ultimate resolutions and related cash flows, if any, cannot at present be determined with sufficient reliability.

Provisions related to claims other than those related to income tax are reflected within note 20 Provisions and other liabilities. Uncertain income tax related liabilities are reflected as current tax payables or deferred tax liabilities as appropriate, while uncertain tax assets are reflected as current or deferred tax assets.